EXHIBIT 24

                                   VIACOM INC.

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the Company's obligations under the Company's Excess Investment Plan; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 11th day of December, 1997.





                                       /s/  GEORGE S. ABRAMS
                                       ---------------------
                                       George S. Abrams

                                   VIACOM INC.

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the Company's obligations under the Company's Excess Investment Plan; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 11th day of December, 1997.





                                       /s/  KEN MILLER
                                       ---------------
                                       Ken Miller

                                   VIACOM INC.

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the Company's obligations under the Company's Excess Investment Plan; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 11th day of December, 1997.





                                       /s/  BRENT D. REDSTONE
                                       ----------------------
                                       Brent D. Redstone

                                   VIACOM INC.

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the Company's obligations under the Company's Excess Investment Plan; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 11th day of December, 1997.





                                       /s/  SHARI REDSTONE
                                       -------------------
                                       Shari Redstone

                                   VIACOM INC.

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the Company's obligations under the Company's Excess Investment Plan; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 11th day of December, 1997.





                                       /s/  FREDERIC V. SALERNO
                                       ------------------------
                                       Frederic V. Salerno

                                   VIACOM INC.

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the Company's obligations under the Company's Excess Investment Plan; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 11th day of December, 1997.





                                       /s/  WILLIAM SCHWARTZ
                                       ---------------------
                                       William Schwartz

                                   VIACOM INC.

                                Power of Attorney



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the Company's obligations under the Company's Excess Investment Plan; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 11th day of December, 1997.





                                       /s/  IVAN SEIDENBERG
                                       --------------------
                                       Ivan Seidenberg